UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported) January 29, 2010

THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

SIGNATURE

EXHIBIT INDEX

EX-99.1

EX-99.2

EX-11

EX-12

EX-99.3

EX-23

EX-101.INS*

EX-101.SCH*

EX-101.CAL*

EX-101.DEF*

EX-101.LAB*

EX-101.PRE*

*	XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

ITEM 8.01	OTHER EVENTS

On October 30, 2009, The Procter & Gamble Company (the “Company”) sold its global pharmaceuticals business to Warner Chilcott plc (“Warner Chilcott”) for $2.8 billion. Under the terms of the agreement, Warner Chilcott acquired the Company’s portfolio of branded pharmaceuticals products, prescription drug product pipeline and manufacturing facilities in Puerto Rico and Germany. The pharmaceuticals business had historically been part of the Company’s Health Care reportable segment. In accordance with the applicable accounting guidance for the impairment or disposal of long-lived assets, the Company is required to present the results of the pharmaceuticals business as discontinued operations. As such, the Company has amended its previously filed Management’s Discussion and Analysis (MD&A) and Consolidated Financial Statements and accompanying footnotes to exclude the results of the pharmaceuticals business from both continuing operations and segment results for the years ended June 30, 2009, 2008 and 2007.

Effective July 1, 2009, the Company implemented a number of changes to its organization structure for the Beauty Global Business Unit (GBU), which resulted in changes to the components of its segment structure. As a result, the Beauty GBU became the Beauty and Grooming GBU and reportable segments under the GBU moved to a new consumer-oriented alignment. The two reportable segments within the Beauty and Grooming GBU continue to be Beauty and Grooming. However, female blades and razors transitioned from Grooming to Beauty. In addition, certain male-focused brands and businesses, such as Old Spice and Gillette personal care, moved from Beauty to Grooming. The Company has revised the MD&A and accompanying Consolidated Financial Statements for the years ended June 30, 2009, 2008 and 2007, to reflect the new organizational structure implemented on July 1, 2009.

This Form 8-K provides revised (1) MD&A and (2) Consolidated Financial Statements and accompanying footnotes.

Exhibit 99.1 provides a revised MD&A; Exhibit 99.2 provides revised Consolidated Financial Statements and accompanying footnotes; Exhibit 11 provides the Computation of Earnings per Share; Exhibit 12 provides the Computation of Ratio of Earnings to Fixed Charges; Exhibit 99.3 provides an updated report of the independent registered public accountant; Exhibit 23 provides the Consent of Deloitte & Touche LLP; Exhibit 101.INS provides XBRL Instance Document; Exhibit 101.SCH provides XBRL Taxonomy Extension Schema Document; Exhibit 101.CAL provides XBRL Taxonomy Extension Calculation Linkbase Document; Exhibit 101.DEF provides XBRL Taxonomy Definition Linkbase Document; Exhibit 101.LAB provides XBRL Taxonomy Extension Label Linkbase Document; and Exhibit 101.PRE provides XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/S/ E.J. WUNSCH
E.J. Wunsch
Assistant Secretary January 29, 2010

EXHIBIT(S)

99.1	Revised Management’s Discussion and Analysis

99.2	Revised Consolidated Financial Statements and Accompanying Footnotes

11	Computation of Earnings per Share

12	Computation of Ratio of Earnings to Fixed Charges

99.3	Updated Report of the Independent Registered Public Accountant

23	Consent of Deloitte & Touche LLP

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*	XBRL (Extensible Business Reporting Language) information is furnished and not filed or a part of a registration statement or prospectus for purposes of sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of section 18 of the Securities Exchange Act of 1934, and otherwise is not subject to liability under these sections.

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